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                              CONFIRMATION OF TRUST
                              ---------------------



July 17, 2006

Sunergy, Inc.
2415 Panorama Drive, Suite 100
North Vancouver, B.C.
Canada V7G 1V4

Dear Sirs:

Re:      Hummingbird Property

I hereby confirm that I hold title to a 100% interest in the following mineral claims, located in the Vancouver Mining Division, British Columbia, in trust for you:

                  Claim Name                                  Tenure Number
                  ----------                                  -------------

                  Hummingbird                                       510493

Yours truly,

/s/ David Heyman

DAVID HEYMAN